MAINSTAY VP FUNDS TRUST

(the “Trust”)

MainStay VP Absolute Return Multi-Strategy Portfolio

Supplement dated February 28, 2017 (“Supplement”)

to the Summary Prospectus and Prospectus dated May 1, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to Statement of Additional Information.

Effective immediately, Judd B. Cryer will no longer serve as a portfolio manager of the MainStay VP Absolute Return Multi-Strategy Portfolio. All references to him are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY VP FUNDS TRUST

(the “Trust”)

Supplement dated February 28, 2017 (“Supplement”)

to the Statement of Additional Information dated May 1, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information.

1. Effective immediately, Judd B. Cryer will no longer serve as a portfolio manager of the MainStay VP Absolute Return Multi-Strategy Portfolio. All references to him are deleted in their entirety.

2. Effective January 1, 2017, the following changes occurred regarding the Trust’s Board of Trustees:

Interested Trustee

Yie-Hsin Hung succeeded Christopher O. Blunt as the Interested Trustee of the Trust. All references to Mr. Blunt are hereby replaced with references to Ms. Hung. Following is a brief discussion of Ms. Hung’s specific experience, qualifications, attributes and skills.

Ms. Hung. Ms. Hung has been a Trustee since January 2017. She is the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC (“NYLIM”), New York Life’s global multi-boutique third party asset management business, since May 2015. She has been a Senior Vice President of New York Life since 2010 and was appointed to New York Life's Executive Management Committee effective January 1, 2017. Under her leadership, NYLIM was the primary driver of the investment management division’s growth in earnings and nearly threefold increase in third party assets under management to $280 billion as of November 30, 2016. Ms. Hung was previously Co-President of NYLIM and Chairman of NYLIM International, where she broadened the firm’s fixed income, equity and alternative capabilities and global boutique presence organically and through acquisition, most recently with the addition of two internationally based boutiques – Candriam Investors Group and Ausbil – along with IndexIQ, a leading alternatives and strategic beta ETF provider. She also led the firm’s successful expansion into Europe, Asia and Australia. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses. She started her career in investment banking with Morgan Stanley, with a focus on real estate. Ms. Hung earned her bachelor’s degree in Mechanical Engineering from Northwestern University and an MBA from Harvard University.

The table beginning on page 61 is amended to delete the information for Christopher O. Blunt and include the following information for Ms. Hung:

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Yie-Hsin Hung* 8/12/62	Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of NYLIM from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	MainStay Funds Trust: Trustee since January 2017 (38 funds); The MainStay Funds: Trustee since January 2017 (12 funds); MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2017.

*	This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYLIFE Securities LLC, NYLIFE Distributors LLC and/or NYL Investors LLC.

The table on page 68 is amended to delete the information for Christopher O. Blunt, and include the following information for Ms. Hung. The information presented is as of December 31, 2016.

INTERESTED BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
Yie-Hsin Hung	None	Over $100,000

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY VP FUNDS TRUST

MainStay VP Emerging Markets Equity Portfolio
(the “Portfolio”)

Supplement dated February 28, 2017 (“Supplement”) to the Summary Prospectus,
Prospectus, and Statement of Additional Information, as supplemented (“SAI”), each dated May 1, 2016

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

Effective immediately, the following sections are amended as follows:

1.	The table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Portfolio is amended to include Ping Wang as a Portfolio Manager:

Ping Wang, Vice President	Since February 2017

2.	In the Prospectus section entitled “The Fund and its Management,” the subsection “Portfolio Manager Biographies” is amended to include the following:

Ping Wang, PhD	Mr. Wang has been a portfolio manager of the Mainstay VP Emerging Markets Equity Portfolio since February 2017. Mr. Wang joined Cornerstone Capital Management Holdings in 2017 as a Portfolio Manager & Senior Analyst. Prior to joining Cornerstone Holdings, he spent four years as a Senior Global Portfolio Manager at Quantitative Management Associates (QMA), where he was responsible for investment strategy development, portfolio construction, and portfolio management of developed and emerging market long-only and long/short equity strategies, and four years at TIAA-CREF Asset Management as a Portfolio Manager for the firm’s international quantitative equity strategies. Mr. Wang earned his BS in Physics from Beijing Normal University and his PhD in Physics from the University of Wisconsin.

3.	The SAI section entitled “Portfolio Managers” is amended as follows:

a.	The table beginning on page 101 is amended to include the following for Ping Wang, as of December 31, 2016.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Ping Wang*	MainStay VP Emerging Markets Equity Portfolio	0	0	0	0	0	0

* The information presented for Mr. Wang is as of December 31, 2016.

b.	The table beginning on page 115 is amended to add include the following for Ping Wang, as of December 31, 2016:

PORTFOLIO MANAGER	PORTFOLIO	$ RANGE OF OWNERSHIP
Ping Wang*	None	$0

* The information presented for Mr. Wang is as of December 31, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.